Rule 497(e)

File Nos. 333-145333

and 811-22105

Individual Retirement Bonus VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-4 Series Account

Supplement dated December 4, 2013 to the Prospectus and Statement of Additional

Information dated May 1, 2013

This Supplement amends the Prospectus and Statement of Additional Information dated May 1, 2013.

Effective immediately, the Individual Retirement Bonus VUL Policy is no longer available for sale. Current owners may continue to make additional Premium payments to an existing Policy.

Annually updated prospectuses for the Policy will no longer be prepared or delivered. However, existing Owners will continue to receive other types of information in order to remain apprised of their investments and other activity occurring under their Policy. This information may include the following:

1.	Current prospectuses, annual and semi-annual reports, and other periodic reports or disclosure materials of the underlying Funds;

2.	Confirmations of Owner transactions;

3.	Audited financial statements of Great-West Life & Annuity Insurance Company and the COLI VUL-4 Series Account; and

4.	An annual statement of the number of units and values in each Owner’s Account.

For information about your Policy, please contact Great-West Life & Annuity Insurance Company toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

This Supplement must be accompanied by or read in conjunction with the current

Prospectus and Statement of Additional Information, dated May 1, 2013.

Please keep this Supplement for future reference.